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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 16, 2002
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873

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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)

               Michigan                                   38-0819050
        (State of incorporation)            (IRS employer identification number)

            901 44th Street,                                49508
         Grand Rapids, Michigan                           (Zip Code)
(Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 9. REGULATION FD DISCLOSURE

On August 16, 2002, pursuant to Securities and Exchange Commission ("SEC") Order No. 4-460, James P. Hackett, President and Chief Executive Officer of Steelcase Inc. (Steelcase), submitted to the SEC a Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Acts Filings, and James P. Keane, Senior Vice President and Chief Financial Officer of Steelcase, submitted to the SEC a Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. Their sworn statements are attached to this document.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings





                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            STEELCASE INC.

Date: August 16, 2002

                                               /S/ JAMES P. KEANE
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                                                   James P. Keane
                                               Senior Vice President
                                            and Chief Financial Officer
                                            (Duly Authorized Officer and
                                            Principal Financial Officer)